                                                                    Exhibit 99.2
                                                                          Page 6

   CASE NAME:      ADrovox, Inc.       COMPARATIVE BALANCE SHEET      FORM OPR-1
   CASE NUMBER:    01-14680 jnf        FOR MONTH ENDED:

                                                  12/1/2001    12/29/2001     1/26/2002     2/23/2002     3/30/2002
                                                ------------  ------------  ------------  ------------  ------------
ASSETS
 CURRENT ASSETS:
   Cash                                         $  4,479,522  $  4,019,746  $  4,033,165  $  3,547,973  $  3,485,561
                                                ------------  ------------  ------------  ------------  ------------

   Other negotiable instruments (i.e. CD's,                0             0             0             0             0
                                                ------------  ------------  ------------  ------------  ------------
      Treasury Bills, etc.)

   Accounts receivable, gross (OPR-3)              7,467,141     7,230,853     7,167,409     7,698,454     7,498,202
                                                ------------  ------------  ------------  ------------  ------------

   Less: Allowance for doubtful accounts          (1,340,439)   (1,350,439)   (1,359,439)   (1,368,595)     (973,473)
                                                ------------  ------------  ------------  ------------  ------------

   Inventory, at cost                             10,832,578    10,649,769    10,257,300    10,068,804     9,699,305
                                                ------------  ------------  ------------  ------------  ------------

   Prepaid expenses and other current assets          86,073       110,268       174,304       193,414       158,018
                                                ------------  ------------  ------------  ------------  ------------

   Other:  Intercompany receivables (payables)       193,415       505,851       620,899       413,359       208,359
                                                ------------  ------------  ------------  ------------  ------------

 TOTAL CURRENT ASSETS                             21,718,290    21,166,047    20,893,637    20,553,408    20,075,971
                                                ------------  ------------  ------------  ------------  ------------

 PROPERTY,  PLANT,  AND EQUIPMENT, AT COST        50,522,978    50,528,861    49,481,592    49,483,072    49,483,286
                                                ------------  ------------  ------------  ------------  ------------

   Less: Accumulated depreciation                (25,145,749)  (25,429,439)  (25,032,360)  (25,300,269)  (25,568,732)
                                                ------------  ------------  ------------  ------------  ------------

 NET PROPERTY, PLANT AND EQUIPMENT                25,377,229    25,099,422    24,449,232    24,182,803    23,914,554
                                                ------------  ------------  ------------  ------------  ------------

 OTHER ASSETS
   Investments                                    15,712,152    15,522,849    15,287,298    15,402,070    15,310,416
                                                ------------  ------------  ------------  ------------  ------------

   Other:  Def. fin. cost and org costs              172,189       171,106       170,023       168,940       167,857
                                                ------------  ------------  ------------  ------------  ------------

   Other assets (includes deposits)                5,347,997     5,114,243     5,144,145     5,246,874     5,162,920
                                                ------------  ------------  ------------  ------------  ------------

 TOTAL ASSETS                                   $ 68,327,858  $ 67,073,667  $ 65,944,337  $ 65,554,095  $ 64,631,719
                                                ============  ============  ============  ============  ============

                                                                    Exhibit 99.2
                                                                          Page 7
CASE NAME:       ADrovox, Inc.
CASE NUMBER:     01-14680 jnf                                         FORM OPR-2

                                                     12/01/01      12/29/01      01/26/02      02/23/02      03/30/02
                                                   ------------  ------------  ------------  ------------  ------------
LIABILITIES
   POST PETITION LIABILITIES (OPR-4)               $  2,087,607  $  1,551,132  $  1,679,602  $  2,067,654  $  2,653,424
                                                   ------------  ------------  ------------  ------------  ------------
   PRE PETITION LIABILITIES

     Priority debt                                      777,612       386,453       228,490       228,490       228,490
                                                   ------------  ------------  ------------  ------------  ------------

     Secured debt                                    29,300,919    29,300,919    29,300,919    29,300,919    29,300,919
                                                   ------------  ------------  ------------  ------------  ------------

     Unsecured debt                                  19,509,617    19,509,617    19,509,617    19,283,684    18,997,942
                                                   ------------  ------------  ------------  ------------  ------------

   TOTAL PRE PETITION LIABILITIES                    49,588,148    49,196,989    49,039,027    48,813,093    48,527,351
                                                   ------------  ------------  ------------  ------------  ------------

   OTHER LIABILITIES PER BOOK                         5,285,408     5,499,934     5,499,934     5,499,934     5,499,934
                                                   ------------  ------------  ------------  ------------  ------------

TOTAL LIABILITIES                                    56,961,164    56,248,055    56,218,563    56,380,682    56,680,710
                                                   ------------  ------------  ------------  ------------  ------------

SHAREHOLDERS' EQUITY

   REDEEMABLE COMMON STOCK                            1,253,800     1,249,800     1,099,800     1,071,800       933,800
                                                   ------------  ------------  ------------  ------------  ------------

   COMMON STOCK                                       5,450,979     5,450,979     5,450,979     5,450,979     5,450,979
                                                   ------------  ------------  ------------  ------------  ------------

   PAID IN CAPITAL                                    1,172,366     1,172,366     1,172,366     1,172,366     1,172,366
                                                   ------------  ------------  ------------  ------------  ------------

   RETAINED EARNINGS

     Through filing date                              9,674,670     9,674,670     9,674,670     9,674,670     9,674,670
                                                   ------------  ------------  ------------  ------------  ------------

     Post filing date                                (3,559,922)   (3,853,500)   (4,815,953)   (5,314,553)   (6,360,455)
                                                   ------------  ------------  ------------  ------------  ------------

   ACCUMULATED OTHER COMPREHENSIVE PROFIT (LOSS)     (2,625,199)   (2,868,703)   (2,856,089)   (2,881,849)   (2,920,351)
                                                   ------------  ------------  ------------  ------------  ------------

TOTAL SHAREHOLDERS' EQUITY                           11,366,694    10,825,612     9,725,774     9,173,413     7,951,009
                                                   ------------  ------------  ------------  ------------  ------------

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY                               $ 68,327,858  $ 67,073,667  $ 65,944,337  $ 65,554,095  $ 64,631,719
                                                   ============  ============  ============  ============  ============